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                 SMITH BARNEY DIVERSIFIED FUTURES FUND L.P. II
                       SUPPLEMENT DATED JANUARY 27, 1997
                      TO THE PROSPECTUS DATED MAY 31, 1996

     This Supplement is part of the Prospectus dated May 31, 1996, for Smith Barney Diversified Futures Fund L.P. II (the "Fund") and should be read in conjunction therewith.

     The following information was provided to the General Partner by John W. Henry & Company, Inc. ("JWH"), one of the Advisors to the Fund, for inclusion in its section of the prospectus:

     In September, 1996, JWH was named as a co-defendant in class action lawsuits brought in the California Superior Court, Los Angeles County and in the New York Supreme Court, New York County. In November, 1996, JWH was named as a co-defendant in a similar lawsuit filed in the Delaware Superior Court, Newcastle County. The actions, which seek unspecified damages, purport to be brought on behalf of investors in certain Dean Witter, Discover & Co. commodity pools, some of which are advised by JWH, and are primarily directed at Dean Witter's alleged fraudulent selling practices in connection with the marketing of those pools. JWH is essentially alleged to have aided and abetted or directly participated with Dean Witter in those practices. JWH believes the allegations against it are without merit; it intends to contest these allegations vigorously and is convinced that it will be shown to have acted properly and in the best interest of investors.